SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C.  20549




                                    FORM 8-K



                                  CURRENT REPORT




                         PURSUANT TO SECTION 13 OR 15(d) OF
                        THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of Earliest Event Reported)     January 27, 2000
                                                    (January 26, 2000)



                             WESTERN RESOURCES, INC.
              (Exact Name of Registrant as Specified in Its Charter)




             KANSAS                      1-3523               48-0290150
(State or Other Jurisdiction of       (Commission             (Employer
Incorporation or Organization)        File Number)        Identification No.)



   818 KANSAS AVENUE, TOPEKA, KANSAS                                 66612
(Address of Principal Executive Offices)                          (Zip Code)




Registrant's Telephone Number Including Area Code (785) 575-6300








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                              WESTERN RESOURCES, INC.

Item 5. Other Events

     On January 26, 2000, the Board of Directors declared a first quarter dividend of 53 1/2 cents per share payable on April 3, 2000 on its outstanding common stock. The company also announced that the Board of Directors will consider at its March meeting management's recommendation for a stock dividend for the balance of the current annual $2.14 dividend.

Item 7.  Financial Statements and Exhibits

     (c) Exhibits

          Exhibit 99.1 - Press release dated as of January 26, 2000 issued by Western Resources, Inc.



































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                               SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                             Western Resources, Inc.




Date January 27, 2000                   By      /s/ William B. Moore
                                        William B. Moore, Executive Vice
                                          President, Chief Financial
                                            Officer and Treasurer


Date January 27, 2000                   By      /s/ Leroy P. Wages
                                          Leroy P. Wages, Controller



























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                              EXHIBIT INDEX



Exhibit Number                                 Description of Exhibit

99.1                                           Press release dated as of
                                               January 27, 2000 issued by
                                               Western Resources, Inc.